UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2009

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 1, 2009, Ameriprise Financial, Inc. announced that it had commenced a cash tender offer for up to $250 million aggregate principal amount of its outstanding 5.35% Senior Notes due November 15, 2010. A copy of a press release dated July 1, 2009 related to the tender offer is filed with this Current Report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibits are filed herewith:

99.1	Press release of Ameriprise Financial, Inc. dated July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (REGISTRANT)

Date: July 1, 2009	By	/s/ Walter S. Berman
Walter S. Berman Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press release of Ameriprise Financial, Inc. dated July 1, 2009.	Filed Electronically